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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 3, 2000 included in the Core Laboratories N.V. Form 10-K/A for the year ended December 31, 1999 and to all references to our Firm included in this registration statement number 333-36042.


                                       ARTHUR ANDERSEN LLP


Houston, Texas
May 22, 2000